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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2005
                                                          --------------

                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         New York                        1-4324              11-0482020
         --------                        --------            ----------
(State or other Jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                 45 Melville Park Road, Melville, New York 11747
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                    (Address of principal executive offices)

                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS
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         On April 14, 2005, Andrea Electronics Corporation (the "Company") and
Christopher P. Sauvigne, former director and former President and Chief Executive Officer of the Company, entered into a settlement agreement and release ("Settlement Agreement") settling the outstanding litigation between the parties.

         As previously disclosed by the Company in its public filings with the Securities and Exchange Commission, on August 6, 2003, Mr. Sauvigne filed a lawsuit against the Company alleging that Mr. Sauvigne and the Company were parties to an employment contract and that the Company breached the contract in connection with the termination of Mr. Sauvigne as President and Chief Executive Officer on August 1, 2003. The action sought (i) a sum of not less than $131,250, plus interest, (ii) a mandate that the Company grant options for 400,000 shares of common stock to Mr. Sauvigne and (iii) reasonable counsel fees and costs.

         The Company filed a counterclaim against Mr. Sauvigne alleging that (i) Mr. Sauvigne misused his corporate credit card and (ii) breached his fiduciary duty to Andrea by omitting material facts concerning his involvement with the group of private investors that purchased the Andrea Aircraft Communications Products division and/or failing to disclose to Andrea that the private investor group included various members of Mr. Sauvigne's family. The counterclaim sought
(i) reimbursement of any compensation paid to Mr. Sauvigne for any personal and/or undocumented expenses incurred by him (ii) forfeiture and repayment to Andrea of all salary, bonuses, and benefits that Mr. Sauvigne received from Andrea after the breach of his fiduciary duty in an amount to be determined at trial and (iii) attorneys' fees and costs.

         A trial date of July 11, 2005 had been scheduled.

         Pursuant to the Settlement Agreement, Mr. Sauvigne agreed to release and discharge the Company with respect to all of his claims asserted in the litigation. In addition, the Company agreed to release and discharge Mr. Sauvigne with respect to all of its counterclaims asserted in the litigation and to pay Mr. Sauvigne an amount of $73,000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANDREA ELECTRONICS CORPORATION


Dated: April 20, 2005             By: /s/ Corisa L. Guiffre
                                      ------------------------------------------
                                      Corisa L. Guiffre
                                      Vice President and Chief Financial Officer






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